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                                                                    EXHIBIT 32.1

                                CERTIFICATION OF
                             CHIEF EXECUTION OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Charles E. Hughes, Jr., Chairman and Chief Executive Officer of Florida Banks, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Florida Banks, Inc. for the fiscal year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Florida Banks, Inc.



Date: March 30, 2004                      /s/ Charles E. Hughes, Jr.
                                     ----------------------------------------
                                              Charles E. Hughes, Jr.
                                     Chairman and Chief Executive Officer

         I, T. Edwin Stinson, Jr., Chief Financial Officer of Florida Banks, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Florida Banks, Inc. for the fiscal year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Florida Banks, Inc.



Date: March 30, 2004                           /s/ T. Edwin Stinson, Jr.
                                       ---------------------------------------
                                                    T. Edwin Stinson, Jr.
                                              Senior Vice President and Chief
                                                     Financial Officer